Exhibit 10.1

Office Building
COMMERCIAL LEASE AGREEMENT

This Lease Agreement is made and entered into by and between Triangle Commercial Properties, LLC of 470 Olde Worthington Road , Suite 100, Westerville, Ohio 43082 (hereinafter “Landlord”) and Cardinal Energy Group, Inc. of 2665 Fairfax Drive, Upper Arlington, Oh 43220 (hereinafter “Tenant”).

1.           BASIC LEASE INFORMATION:

A.	Definitions: As used throughout this Lease, the following terms have the following meanings:

(1)        Landlord: Triangle Commercial Properties, LLC

(2)        Tenant(s): Cardinal Energy Group, Inc.

(3)        Guarantor(s): Cardinal Energy Group, Inc.

(4)
Building: The term “Building” shall mean a certain 93,494 square foot structure including appurtenances and fixtures attached thereto with an address of 6037 Frantz Road, Suite 103 Dublin, Ohio 43017 where the Premises is located.

(5)
Premises: The term “Premises” shall mean that portion of the Building leased to Tenant and more specifically described as 6037 Suite 103, located at Millennium Office Park, with a Net Rentable Area of 1237 square feet.

(6)	Permitted Use: General Office and for no other use whatsoever, as more fully set forth in Section 7 herein.

(7)
Commencement Date: The “Commencement Date” shall be the earlier of: (a) the date which is ten (1 0) days after Landlord notified Tenant (orally or in writing) that the Premises is ready for occupancy; or (b) the date Tenant takes possession of all or any part of the Premises. Tenant shall have early occupancy once the tenant improvements have been completed.

(8)
Lease Term: The “Lease Term” shall be for a period of 36 months from the Commencement Date. In the event that the Commencement Date is not the first day of a calendar month, the Lease Term shall be extended for the number of days left that first month.

Initial---Landlord: _____ Tenant: _____

(9)        Security Deposit:                                $2,405.28                      [None if nothing inserted].

2.           MONTHLY BASE RENT: Tenant shall pay to Landlord as Base Rent for the Premises a sum per square foot per year, payable in equal consecutive monthly installments, as set forth below:

Months	Square Feet	# Of Months	Per Sq. Ft.	Monthly Base	Yearly Base
12/1/12-11/31/13	1237	12	$8.00	$824.67	$9,896.00
12/1/13-11/31/14	1237	12	$8.25	$850.44	$10,205.25
12/1/14-11/31/15	1237	12	$8.50	$876.21	$10,514.50

The Monthly Base Rent as set forth above shall be payable in advance, without deduction, abatement or offset, whatsoever, commencing on the Commencement Date and continuing on the first (1st) day of each calendar month during the Lease Term, and any extensions or renewals thereof, whether by operation of law or otherwise. If the Commencement Date shall be a day other than the first (1st) day of a calendar month, the Monthly Base Rent for such partial calendar month shall be prorated on the basis of a thirty (30) day calendar month (“Rent Proration”). Base Rent and Additional Rent as defined in Section 3 below is hereinafter collectively referred to as “Rent”.

3.           ADDITIONAL RENT: In addition to the Base Rent, Tenant shall pay to Landlord as Additional Rent, in the manner provided for in the section identified as Operating Costs Budget in Section 4 below, in United States dollars, during the Lease Term, and any extensions or renewals thereof, whether by operation of law or otherwise, Tenant’s Pro Rata Share (defined below) of all Operating Costs (also referred to as “Common Area Maintenance Charges” or “CAM”) which are estimated to be $3.67 per square foot for Year 1 of the Lease Term relating to the Building and the Premises. For purposes of this Lease: (i)”Tenant’s Pro Rata Share” shall be the percentage which the leasable square footage of the Premises bears to the total leasable square footage of the Building, which Landlord and Tenant agree is, at the time of this Lease, 1.3231 percent; (ii) Base Rent and Additional Rent shall be referred to collectively hereinafter as “Rent”; and (iii)”Operating Costs” shall include, but not be limited to, all of the following :

(a)
all real estate taxes and assessments relating to the Premises and the Building (“Real Estate Taxes and Assessments”) becoming due during the Lease Term, or any taxes which may be levied upon or assessed in lieu of such taxes or assessments, but excluding any penalties or interest payable by reason of failure of Landlord to pay such taxes and assessments, unless such failure results from Tenant’s failure to timely pay Additional Rent to Landlord;

(b)
all expenses relating to all insurance maintained by Landlord relating to the Premises and the Building including, without limitation, all-risk/hazard insurance, flood insurance, rent loss insurance, fire and extended coverage insurance, and comprehensive public liability insurance, including umbrella coverage in amounts and with insurance companies acceptable to Landlord;

Initial---Landlord: _____ Tenant: _____

(c)
all bills and charges for common utilities such as gas, common electricity, water, sewage, trash disposal, and all other utility services consumed or used in connection with the Building. Tenants are responsible for utilities to their suites;

(d)	sign maintenance, landscaping and lawn care, and snow removal;

(e)
maintenance, repair and replacement of the Premises (including but not limited to electrical, plumbing, heating, air conditioning and mechanical equipment and the necessary tools and equipment associated therewith) and any part of the Building and all parking areas and access drives, sidewalks and grounds;

(f)	reasonable costs of operating personnel including salaries and related benefits, auditor fees, attorney fees and management fees;

(g)
all taxes, fees, or assessments not described within subparagraph (a) herein, including but not limited to personal property taxes for equipment used to service the Building or fees or assessment charged by any infrastructure authority or owners’ association, but excluding income taxes assessed against and payable by Landlord;

(h)	all costs incurred in the maintenance of a private street or shared access pursuant to any easement, covenant, agreement or restriction running with the land where the Building is located; and

(i)
all other costs not otherwise specifically set forth for operating, maintaining, repairing and lighting the Common Areas, the service areas, the garbage and refuse disposal facilities, the loading areas and all other non-leasable areas and facilities located in the Building.

If any such improvements or expenses to be included as Operating Costs are determined to be capital improvements or expenditures (including but not limited to the replacement of an air conditioning unit), Landlord shall include in computing Operating Costs for each year only that portion of the cost of such improvement or expenditure relating to that year, which shall be equal to the total cost of such improvement or expenditure divided by the number of years of the useful life of such improvement or expenditure. The intent of the foregoing is that the Tenant shall pay only for that portion of the cost of such improvement or expense which relates to each year during the Term.

During any calendar year, or portion thereof in which less that 95% of the total leasable square footage of the Building is leased, Landlord may increase all Operating Costs which vary with the level of occupancy (e.g. common area electricity, gas, water, etc.) for the Building for that calendar year or portion thereof to reflect what such Operating Costs would have been had the Building been fully leased. The intent of the foregoing is that Tenant shall always be responsible for its Pro Rata Share of all such Operating Costs based upon the ratio of the Operating Costs relating to the Premises as to the entire Building.

4.           OPERATING COSTS BUDGET: Additional Rent shall be paid by Tenant to Landlord in accordance with this section. Prior to the Commencement Date, Landlord shall provide to Tenant an estimate of the total projected Operating Costs and Tenant’s Pro Rata Share thereof for the balance of the calendar year in which the Commencement Date occurs. For each calendar year thereafter, Landlord shall deliver to Tenant as soon as reasonably practical on or after the first (1st) day of each such calendar year, an estimate of the total projected Operating Costs and Tenant’s Pro Rata Share thereof for that

Initial---Landlord: _____ Tenant: _____

calendar year. Tenant shall pay in advance on or before the first (1st) day of each calendar month during the Term of this Lease, and any extensions or renewals thereof, whether by operation of law or otherwise, at the time and in the manner of payment for the Base Rent described in Section 2 above, its Pro Rata Share of such projected Operating Costs in equal monthly installments.

Within 120 days after the end of each calendar year, Landlord shall furnish to Tenant a statement of the amount of Tenant’s Pro Rata Share of the Operating Costs actually incurred during the previous calendar year (the “Annual Operating Costs Statement”). For purposes of reconciling the projected Operating Costs actually paid by Tenant versus the actual Operating Costs incurred by Landlord for each year which relate to the Premises, if Tenant’s Pro Rata Share of such actual costs exceeds the amount paid by Tenant for Additional Rent pursuant to this section (the “Deficiency”), Tenant shall pay to Landlord the Deficiency within ten (10) days after notice from Landlord to Tenant detailing an accounting of the Deficiency and requesting payment of the Deficiency. In the event the amounts actually paid by Tenant for Additional Rent exceeds Tenant’s Pro Rata Share of such actual Operating Costs incurred by Landlord for that year, which relate to the Premises (the “Excess”), Landlord shall pay to Tenant the Excess within the first quarter of the calendar year following the yearly reconciliation. The Tenant shall have the right to request that the Landlord make available for Tenant’s inspection at Landlord’s office, during normal business hours, all records relating to Operating Costs for a period of sixty (60) days following Tenant’s receipt of the Annual Operating Costs Statement. Other than for this period of sixty (60) days, Tenant shall have no right to request and Landlord shall have no obligation to furnish records relating to the Operating Costs or any other charge set forth herein. Tenant shall pay to Landlord a charge of $500.00 for each such audit in order to reimburse Landlord for its time and expense in compiling and copying records relating to the Operating Costs.

5.           SUBMISSION OF LEASE: Submission of this Lease for examination or signature by Tenant does not constitute a reservation of an option to lease, and this Lease will not be effective until it is executed by, and delivered to, both Landlord and Tenant. Landlord shall not be bound to execute the Lease, and so long as Landlord had not executed and delivered this Lease, Tenant may revoke such offer. In such event, this Lease shall be void and each party shall return any copies executed by the other.

6.           AMENDMENTS TO LEASE: THIS LEASE SHALL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND NONE OF THE PROVISIONS OF THIS LEASE SHALL IN ANY MANNER BE ALTERED, WAIVED OR CHANGED, EXCEPT BY WRITTEN ADDENDUM SIGNED BY BOTH PARTIES.

7.           PERMITTED USE: Tenant covenants and agrees that the Premises shall be used and occupied solely for the purpose of General Office and for no other use whatsoever. Tenant shall not permit the Premises to be used for any other purpose without first obtaining Landlord’s express written consent to that specific use. Tenant will not permit the use of the Premises for any purpose which is, directly or indirectly, forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might omit offensive odors or conditions into other portions of the Building; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents (and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord.) Payment by Tenant of any such rate increase shall not be a waiver of Tenant’s duty to comply herewith.

Initial---Landlord: _____ Tenant: _____

The land where the Building is located is subject to certain restrictions and covenants as recorded in the Recorder’s Office, Franklin County, Ohio. Tenant acknowledges that copies of said Declaration and the subsequent amendments thereto have been made available to Tenant for Tenant’s review and Tenant agrees that it will comply with all terms of said Declaration and any amendment thereto in its use of the Premises.

8.           COMPLIANCE WITH LAWS: Tenant shall comply with all laws, statutes, ordinances, rules, regulations and orders of any federal, state or municipal government or other authority having jurisdiction over and relating to the use and occupancy of the Premises, except that Tenant shall not be responsible for or required to make structural repairs to the Building or the Premises unless, in the case of the latter, they are occasioned by its own negligence.

9.           CONSTRUCTION OF LEASE SPACE IMPROVEMENTS AND POSSESSION: Landlord shall deliver possession of the Premises to Tenant in the condition set forth on Exhibit A entitled “Landlord’s Work.” Delivery of possession of the Premises is complete when Landlord notified Tenant (orally or in writing) that the Premises is ready for occupancy. By accepting possession of the Premises, Tenant acknowledges that the Premises are in a good, clean, safe and orderly condition and repair and that the Premises have been constructed as outlined in Exhibit A Tenant agrees that in the event of default hereunder, Tenant shall be liable for the repayment of the unamortized cost of improvements set forth on Exhibit A constructed and paid for by Landlord.

10.         RULES AND REGULATIONS: Tenant shall comply with and conform to the rules and regulations governing the use and occupancy of the Building as set forth in the Rules and Regulations attached hereto as Exhibit B. Landlord shall have the right at all times to change and amend all such Rules and Regulations in any manner that Landlord deems necessary or desirable.

11.         DELAYED POSSESSION BY LANDLORD: Landlord shall not be liable to Tenant for any loss or damage resulting from Landlord’s delay in delivering possession of the Premises to Tenant. If Landlord is unable to have the Premises ready for occupancy within 30 days of the execution of this Lease Agreement, then Tenant may terminate this Lease by Tenant giving Landlord written notice within seven (7) days thereafter. In the event of such termination by Tenant, Landlord shall refund to Tenant the Security Deposit and any prepaid Rent and each party shall be released from all further obligations and liability under this Lease.

12.         ACCESS TO THE PREMISES: Landlord, its employees and agents, and any mortgagor of the Building shall have the right to enter any part of the Premises at reasonable times for the purposes of examining or inspecting the same or making such repairs, alterations or improvements to the Premises or the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit such entry into the Premises at any time when such entry is necessary or permitted hereunder, Landlord and its employees and agents may enter the Premises by means of a master or pass key or otherwise. Any such entry shall not under any circumstances be construed to be a forcible or unlawful entry into or a detainer of the Premises, nor shall such entry constitute an eviction, actual or constructive, of Tenant or a termination of this Lease, or entitle the Tenant to any abatement of Rent. Landlord may use all proper means in an emergency to gain entry to the Premises. Tenant waives any claim for damages, compensation or abatement of Rent for any injury or inconvenience to or interference with Tenant’s business or any loss of occupancy or quiet enjoyment of the Premises arising from the exercise of the foregoing rights.

Initial---Landlord: _____ Tenant: _____

13.         SECURITY DEPOSIT: Upon the execution of this Lease by Tenant, Tenant shall deposit with Landlord the sum of money specified in Section 1 (A)(9) of the Basic Lease Provisions above (“Security Deposit”), which shall be held by Landlord, without liability for interest, as security for the payment of the Rent and all other sums of money provided herein, and for the observance and performance by the Tenant of all other terms, provisions and conditions of this Lease on its part to be kept and performed; and to indemnify the Landlord any for loss, costs, fees or expense which the Landlord may incur by reason of any default in the observance and performance by the Tenant. In the event of any default by the Tenant, the Landlord can apply the security deposit against any loss, costs, fees and expense caused thereby, and if Landlord does so, Tenant shall upon demand deposit with the Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. Tenant may not use the Security Deposit for Rent, Additional Rent, Late Fees, Eviction Buy-Out Fees, and all other areas specified throughout this Lease. In the event of a transfer of Landlord’s interest in this Lease or the Building or Premises, Landlord shall have the right to transfer the Security Deposit to the Transferee, and in doing so shall have no further liability or obligation to Tenant therefor.

14.         LATE CHARGES / INTEREST: Any Rent received by landlord after the close of business on the fifth (5th) day of the month shall bear a late charge as Additional Rent of five percent (5%) of the total monthly rent, plus a Fifty ($50) Dollar service fee and shall be paid with the tender of Rent, or the same max be rejected by Landlord. All Rent must be paid by only cashiers check or money order after the tenth (10th) of the month. Tenant will be served a Notice to Leave Premises on or about the tenth (10th) of the month, if Full Rent and Additional Rent is not tendered at that time. Eviction proceedings will begin on the sixteenth (16th) of the month. An eviction buy-out is available at the Landlords discretion. The eviction buy-out fee is payment in full of all unpaid Rent and Additional Rent, plus an additional ten percent (10%) fee on all unpaid Rent and Additional Rent, plus a Three Hundred ($300) service fee. The eviction will be stayed only in the event that all the above fees are paid, via cashiers check or money order only before the thirtieth (30th) of that Noticed month. Upon the first instance of a returned check, Tenant agrees to pay an insufficient funds check charge of Fifty ($50) Dollars per returned check and thereafter to tender only in cashier’s check or money order for the full months rent for the remainder of the Lease term . Failure of Landlord to insist on strict performance of any term set forth in this Section or acceptance of late charges by Landlord shall not constitute a waiver of Tenant’s Default nor prevent Landlord from exercising any other rights of remedies under this Lease nor shall it be deemed a waiver of any subsequent Default.

15.         ALTERATIONS BY TENANT: Tenant shall not make any addition or change to, or modification of the Premises, including the installation of fixtures or other improvements (hereafter “Alterations”) without the prior written consent of Landlord. Tenant may, however, install in the Premises property used by Tenant for purposes of trade, business, ornament or related use (hereafter “Trade Fixtures”). All Alterations (except Tenant’s Trade Fixtures) shall become the property of Landlord and shall be surrendered with the Premises at the expiration or earlier termination of this Lease. Tenant shall promptly pay all costs and expenses attributable to such Alterations and shall promptly repair any damage to the Premises or the Building caused by any such Alterations. Any contractor or person making such Alterations must first be approved in writing by Landlord. Any Alterations made without Landlord’s prior written approval shall be promptly replaced and corrected at Tenant’s sole expense. Landlord shall have no responsibility or liability with respect to any such Alterations performed by Tenant whether or not such Alterations were approved by Landlord.

If any lien shall be filed or claimed against the Premises or the Building in connection with or relating to an Alteration, Tenant shall, within 60 days after the date of its filing, either: (i) cause the same to be discharged or otherwise secured to Landlord’s complete satisfaction, or (ii) serve written notice to commence suit upon the lienholder, in accordance with § 1311.11, Ohio Revised Code, or any law of

Initial---Landlord: _____ Tenant: _____

similar tenor or effect, and thereafter, if suit is commenced upon such claim, Tenant shall, in accordance with §1311 .11, Ohio Revised Code, obtain a surety bond and release of such lien, and diligently and in good faith defend its position against such claim, and comply with the final decision of the court upon such claim. If Tenant fails to do either (i) or (ii) above, Landlord may do so at its option and Tenant shall reimburse Landlord upon demand for any and all costs and expenses of Landlord in doing so (including without limitation any costs of surety bonds, court costs, and reasonable attorneys’ fees in discharging the lien under§ 1311 .11, Ohio Revised Code, or any law of similar tenor or effect).

During the period of the construction of any Alteration, except Alterations being done by Landlord, its contractors, subcontractors, employees or agents, Tenant shall obtain, and require that all contractors employed to do work on the Premises carry, all forms of insurance reasonably required by Landlord during the course of the work including, but not limited to, workers’ compensation, builder’s risk insurance and comprehensive public liability insurance. Tenant shall be responsible for and shall pay or cause to be paid, when due, all premiums, charges, costs and expenses relating to this insurance.

16.         SIGNAGE AND BUILDING INDENTIFICATION: No sign, lettering, logo, or any other space or building specific attachment may be erected without the signed confirmation of the Landlord. Any signs erected before approval will be removed at Tenant’s expense. No freestanding signs may be placed on the exterior grounds or and no signs that may be seen from outside the Building may be installed at any time. All signage is at the cost of Tenant. Tenant to be charged for removal of sign when Premises is vacated. If Landlord has reviewed and approved signage for Tenant, a copy of the approved signage and any conditions on said approval shall be attached hereto as Exhibit A

17.         Repairs, Maintenance and Utilities:

A. By Tenant:   Tenant shall maintain the interior of the Premises and all fixtures, signs, equipment and personal property therein in good order and condition of repair, safety, cleanliness and appearance, ordinary wear and tear excepted, and shall promptly make all repairs and replacements necessary or appropriate to so maintain the Premises and all fixtures, signs, equipment and personal property, including but not limited to, repairs or replacement of plate glass, windows, doors, fixtures, equipment, furniture and appliances. Tenant shall cooperate with Landlord in keeping the Building, sidewalks, parking areas, service ways, landscaped areas, dumpster or garbage facilities and all other common areas neat, clean and free from dirt and rubbish at all times. NO ITEMS OF ANY KIND MAY BE PLACED OR STORED OUTSIDE THE BUILDING, IN COMMON AREAS, OR IN HALLWAYS.

B. By Landlord:   Landlord shall maintain the structural elements of the Building and all related common areas and shall keep all such areas in good order, condition and repair. All structural maintenance, including roofs, walls (exclusive of doors and windows), concrete slab, footings, and unexposed electric and plumbing, shall be the responsibility of Landlord. The cost of maintaining the Building and all related common areas shall be included in the Operating Costs as set forth in Section 3 above, except for any maintenance or repairs that are made necessary by the negligence, misuse or Default of Tenant, in which event such costs shall be borne by Tenant, who shall reimburse Landlord for such costs as Additional Rent. Landlord shall have no obligation to make any improvements or repairs to the Premises and Building, except such repairs as may be required for normal maintenance. If the Premises or Building need repairs that are Landlord’s responsibility, Tenant shall notify Landlord; Landlord shall not be obligated to make any such repairs until a reasonable time after delivery of such notice.

Initial---Landlord: _____ Tenant: _____

C. Utilities:   Landlord shall provide and maintain the facilities necessary to supply water, electricity, gas (if applicable), telephone service and sewerage service to the Premises. Landlord shall provide a water and gas meter if applicable. Tenant shall be responsible for providing any other meters or other devices for the measurement of utilities supplied to the designated point of service. Tenant shall promptly pay directly to the utility company all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Premises and any maintenance charges thereof. Landlord shall not be liable for any interruption or failure whatsoever in utility services and Tenant shall comply with all provisions of this Lease notwithstanding any such failure or interruption.

Landlord shall, at Tenant’s expense, repair and maintain in good condition and replace as necessary air conditioning, heating and ventilating equipment solely serving the Premises. All costs associated with said maintenance and repair and replacement shall be reimbursed by Tenant to Landlord upon receipt of an invoice. All such costs shall be in addition to the Operating Costs set forth in Section 3 herein.

In the event that the Tenant is served by any common utility, heating or air conditioning, the Tenant shall pay to Landlord Tenant’s Pro Rata Share of the cost of useage and the cost of maintenance and repair as part of the Operating Costs as set forth in Section 3 herein.

18.         TAXES ON TENANT’S PROPERTY: Tenant at all times shall be responsible for and shall pay, before delinquency, all municipal, county state or federal taxes assessed against any leasehold interest or any personal property including but not limited to fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Demised Premises.

19.         PARKING:

A.	NO EXCLUSIVE PARKING SPACES: Tenant shall have no exclusive right to use any parking spaces.

B.	RISK OF LOSS: Every parker is required to park and lock his/her own car. All responsibility for damage to cars or person is assumed by the parker.

C.
EXTENDED PARKING: Tenant shall notify Landlord of its intent to park any passenger vehicle in the parking area surrounding the building for longer than forty-eight (48) hours. In Notifying the Landlord, Tenant shall provide a description of the vehicle, i.e. make, model, and license number, and the approximate length of time the vehicle would be on the premise. No vehicle shall remain in the parking lot longer than seven (7) days.

D.
RECREATION VEHICLES: No recreation vehicle of any type (re: Bus, Mobile Home, Boat, Camper, Trailer, etc.) shall be parked in the parking lot or any area on the site. In the event of violation of the foregoing, Landlord may remove it without liability and at the expense of the Tenant.

E.
COMMON PARKING SPACES: Tenant shall have the non-exclusive right to use, in common with other tenants of the Building, the parking spaces of the Building (“Common Parking Spaces”). The Common Parking Spaces are sometimes collectively referred to as the “Parking Areas”.

Initial---Landlord: _____ Tenant: _____

F.
EMPLOYEE PARKING: Landlord may, from time to time, reasonably designate specific areas in the parking lot for the parking of vehicles of employees to Tenant. Tenant’s agents and employees shall park their vehicles only within such designated areas.

G.
PARKING ENFORCEMENT: Tenant’s failure to comply with the provisions of this Section or to observe the Parking Rules and Regulations shall give Landlord the right to: (1) physically remove Tenant’s vehicle(s) and to collect towing and storage charges, plus daily retention charges prevalent in the area as a condition of releasing such vehicle to its owner and/or (2) terminate Tenant’s right to use the Parking Areas. No such removal or termination shall create any liability on Landlord or be deemed to interfere with Tenant’s right to quiet possession of its Premises.

20.         INSURANCE:

A.
BY LANDLORD: Landlord shall at all times during the Term of this Lease carry, at its own expense, insurance which Landlord determines is necessary to insure the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by the standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any of Tenant’s Personal Property or any Alteration not approved by Landlord, in writing, which Tenant may construct on the Premises. If the Lease Space Improvements installed by Landlord or any Alterations made by Tenant result in an increase in the premiums charged during the Term of this Lease on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as Additional Rent.

B.
BY TENANT: Tenant, in order to enable it to meet its obligations to insure against the losses and liabilities specified in this Lease, shall at all times during the Term of this Lease carry, at its own expense, for the protection of Tenant, Landlord and Landlord’s management agent, as their interests may appear, one or more policies of general public liability insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverage’s:

i.
Comprehensive General Liability Insurance including Blanket Contractual Liability, Broad Form Property Damage, Personal Injury, Completed Operations, Products Liability and Fire Damage with limits of not less than $1,000,000 combined single limit for both bodily injury and property damage;

ii.	Worker’s Compensation and Employer’s Liability Insurance with limits as required by law; and

iii.
Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler System Leakage, for the full cost of replacement of Tenant’s Personal Property located in the Premises, and any Alterations paid for by Tenant.

C.
DAMAGE AND DESTRUCTION: If all or any part of the Building is damaged or destroyed during the term of this Lease so that it becomes untenantable in whole or in part, by reason of fire or other casualty, this Lease shall remain in full force and effect and

Initial---Landlord: _____ Tenant: _____

Landlord shall repair the damage and destruction in due course and the rentals and other charges payable under this Lease shall abate proportionately to the floor space in the Demised Premises thereby made untenantable until the Demised Premises have been restored to Tenant by Landlord. If the Demised Premises are totally untenantable, then there shall be a full abatement of rentals and other charges payable under this Lease until the Demised Premises have been restored to Tenant by Landlord. Landlord’s obligation to rebuild and repair shall be limited to restoring the Demised Premises to its condition prior to the Tenant Entrance Date. Promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence to rebuild, repair and restore its signs, fixtures and equipment. Notwithstanding anything herein to the contrary, the decision to restore the Demised Premises is solely with Landlord. Should Landlord decide not to restore the same, then Landlord may, within sixty (60) days after such fire or other cause, give Tenant written notice of its election to not rebuild and repair and thereupon the terms of this Lease shall terminate on the third day after such notice is given to Tenant. If Tenant shall not at that time be in default hereunder, then, upon such termination, Tenant’s liability for rent shall cease as of the day following the fire or other cause.

Such insurance policy (ies) shall name Landlord as an additional insured and shall provide that it may not be canceled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and Tenant shall reimburse Landlord for the same as Additional Rent.

21.         WAIVER OF SUBROGATION: Each party hereby releases the other party and the other’s employees, agents, customers and visitors from any and all liability for any loss of or damage or injury to person or property occurring in, on or about or to the Premises, Building, Lease Space Improvements, Alterations or Personal Property by reason of fire or other casualty which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of the other party and its employees, agents, customers and visitors. Notwithstanding the foregoing, Tenant shall bear the sole risk of any loss of or damage to its Trade Fixtures or other personal property of Tenant. Each party agrees that such insurance carried by either of them shall contain a clause whereby the insurance company waives its right of subrogation against the other party. Because the provisions of this Section are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section.

22.         INDEMNITY: Landlord shall not be liable for any claim (including without limitation the costs of defending against, or the settlement of, such claim) or any loss, injury or expense that occurs within the Demised Premises or within the Building during the Term of this Lease, other than that which occurs as a result of Landlord’s gross negligence or willful misconduct. Tenant agrees to indemnify and hold Landlord harmless from all claims, actions, damages, liability and expense arising from the actions of Tenant, its agents, contractors, subcontractors, employees, customers or guests. If Landlord, without fault on its part, is made a party to any litigation commenced by or against Tenant, Tenant shall pay and hold Landlord harmless from all costs and expenses, including reasonable attorney’s fees, incurred by Landlord in connection with such litigation.

Initial---Landlord: _____ Tenant: _____

  Tenant shall not be liable for any claim (including without limitation the costs of defending against, or the settlement of, such claim) or any loss, injury or expense that occurs within the Building during the Term of this Lease that occurs as a result of Landlord’s gross negligence or willful misconduct. Landlord agrees to indemnify Tenant and hold Tenant harmless from all claims, actions, damages, liability and expense arising from the gross negligence or willful misconduct of Landlord.
Notwithstanding anything in this Section to the contrary, Landlord shall not be liable to Tenant for any claims to the extent such claims are covered by insurance maintained by Tenant.

23.         LIMITS OF LANDLORD’S LIABILITY: If Landlord is a partnership, joint venture or corporation it is understood and agreed that any claims by Tenant against Landlord shall be limited to the assets of such partnership, joint venture or corporation. Tenant expressly waives any and all rights to proceed against the individual partners of any partnership, or the officers, directors and shareholders of any corporation or corporate general partner, or the employees of any such partnership, joint venture or corporation except to the extent of their interest in such partnership, joint venture or corporation.

24.         EMINENT DOMAIN: Should the Premises or any substantial part thereof be acquired or condemned resulting from the power of eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession is required by the condemning authority and Tenant agrees to make no claim against Landlord or the condemning authority for the value of the unexpired term of this Lease or otherwise.

  All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; however, Landlord shall have no interest in any separate award made to Tenant for loss of business or for the taking of Tenant’s fixtures and other property to the extent such award does not diminish Landlord’s award.

25.         DEFAULT BY TENANT: Each of the following events shall be deemed an event of default (“Default”) under this Lease and also a material breach of this Lease:

  A.       Failure by Tenant to make any payment of Rent or any other monies due under this Lease to Landlord when due.

  B.       Failure by Tenant to perform or observe any other obligation or condition to be performed or observed by Tenant under this Lease and failure by Tenant to correct such default within fifteen (15) days after Landlord gives Tenant notice to do so or, if because of the nature of the default it cannot be corrected within such fifteen (15) day period, failure by Tenant to commence correction within such fifteen (15) day period and thereafter to expeditiously and continuously prosecute the correction to completion.

  C.       Abandonment or vacation of the Premises by Tenant. For purposes of this Agreement, the term “abandonment” shall mean the apparent desertion of the Premises for a continuous period of two (2) weeks while the Rent remains unpaid.

  D.       Termination, assignment, or sublease of Tenant’s interest in this Lease or change of ownership in Tenant, if Tenant is a partnership or corporation, whether voluntarily or by operation of law except as provided for in Section 28 herein.

  E.       The filing, execution, or occurrence of any one or more of the following:

Initial---Landlord: _____ Tenant: _____

(1)	Petition in bankruptcy by or against Tenant or any guarantor (“Guarantor”) of Tenant’s obligations hereunder;

(2)
Petition or answer seeking with respect to Tenant or any Guarantor a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or relief of the same or different kind, under any provision of the Bankruptcy Act or any statute of like tenor or effect;

(3)	Adjudication of Tenant or any Guarantor as a bankrupt or that Tenant is insolvent;

(4)	Assignment for the benefit of creditors of Tenant or any Guarantor whether by trust, mortgage, or otherwise, or the execution of a composition agreement with Tenant’s or any Guarantor’s creditors;

(5)
Petition or other proceeding by or against Tenant or any Guarantor for, or the appointment of, a trustee, receiver, guardian, conservator, or liquidator of Tenant or any Guarantor with respect to all or substantially all of Tenant’s or any Guarantor’s property;

(6)	Petition or other proceeding by or against Tenant or any Guarantor for its dissolution or termination; or

(7)	Taking of the Leasehold created hereby or any part thereof or any property of Tenant located thereon upon execution, attachment, or other process of law or equity.

26.         REMEDIES OF LANDLORD: Immediately upon occurrence of any event of default or at any time thereafter unless the default has theretofore been cured with the written consent of Landlord or expressly waived by it in writing, Landlord may at its exclusive option and in its sole discretion elect: (i) to continue this Lease in full force and effect to the end of the term notwithstanding the occurrence of such event of default, and enforce, by all proper and legal suits and other means, Landlord’s rights herein, including the collection of rent; (ii) lease the Premises for the account of the Tenant for the remainder of the term or such term or terms as Landlord shall see fit; (iii) terminate this Lease, in which event all rights, titles, and interests of Tenant in, to, or under the Premises and this Lease shall immediately terminate; or (iv) cancel or annul this Lease at once and re-enter and take possession of the Premises immediately, and by force if necessary, without any previous notice of intention to re-enter and remove all persons and their property therefrom , and to use such force and assists in effecting and pre-effecting such removal of the Tenant as may be necessary and advisable to recover at once first and exclusive possession of all of the Premises whether in possession of the Tenant or of third persons or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord in which event this Lease shall terminate and Tenant shall indemnify the Landlord against all unavoidable loss of rent and other payments which Tenant has agreed to pay under this Lease which Landlord may incur by reason of such termination during the residue of the Term of this Lease, which actions Tenant does hereby authorize and fully empower the Landlord or Landlord’s agent, at their option, to exercise. Tenant agrees that Landlord shall not have a duty to mitigate any damages it may suffer as a result of a default by Tenant in this Lease, and any such duty implied or set forth in law is hereby expressly waived. Notwithstanding anything to the contrary contained in this Lease, it is expressly agreed by Tenant that in the event of any default of Tenant under this Lease, Landlord may, at its option, and without notice,

Initial---Landlord: _____ Tenant: _____

declare, as upon acceleration, all or any portion of the Rent including any concessions, however designated, under this Lease, for and in respect to the remaining portion of the Term of this Lease, together with all Rent then delinquent, to be immediately due and payable to Landlord and in full and to charge interest at the rate of 10% per annum from the date or dates of payment is due to Landlord. In the event of such acceleration of Rent in the event of default it is expressly agreed by Tenant that Landlord may recover for the full amount, and the same shall not be deemed a penalty. The various rights, remedies, powers and elections of Landlord , reserved, expressed or contained in this Lease, are cumulative and no one of them shall be deemed exclusive of the others or of such other rights, remedies, powers, options or elections as are now, or may hereafter be, conferred upon Landlord by law or in equity.

27.         ATTORNEY’S FEES: If suit or other proceeding shall be brought by Landlord, or any attorney is consulted by Landlord, whether for recovery of possession of the Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept and performed, Tenant shall indemnify and hold Landlord harmless from all costs and expenses incurred therefor, including a reasonable attorneys’ fee, which Landlord shall be entitled to recover and which amounts Tenant agrees to pay. Tenant shall also reimburse Landlord upon demand for any collection agency fees payable on account of the recovery of rent or any other amount due under the provisions of this Lease.

28.         ASSIGNMENT AND SUBLETTING: Tenant shall not, without the prior written consent of Landlord: a) assign, encumber, mortgage or in any other manner transfer this Lease or interest therein; b) sublet the Demised Premises or any part thereof, or grant any license, concession, or other right to occupy any portion of the Premises; c) if Tenant is a corporation, permit the transfer of any ownership interest in Tenant so as to result in a change in the control of Tenant; or d) permit any other person to become Tenant by merger, consolidation, or otherwise (herein each called a “Transfer”). No Transfer under this Section shall release Tenant or Guarantor from any of its obligations under this Lease, and all Transfers shall be and be deemed at all times to be subject and subordinate to the terms and conditions of this Lease. Each approved Transfer shall contain and be deemed to contain provisions whereby the transferee agrees to attorn to and accept Landlord as its Landlord in the event that Tenant shall default in its obligations under, and trigger the termination of, this Lease.

Tenant shall give Landlord at least sixty (60) days advance written notice of any proposed Transfer. Such notice shall be accompanied by the following: 1) a copy of all Transfer documents; 2) a fee equal to one month’s Base Rent to defray Landlord’s cost in reviewing Tenant’s request; and 3) financial information showing the proposed Transferee to be in a equal or better financial position than Tenant.

29.         SURRENDER OF POSSESSION: At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in as good a condition as existing as of the Commencement Date. Tenant shall leave carpets and floors in a clean condition, shall patch holes and re-paint as necessary and shall otherwise leave the Premises in a condition such that the Premises can be immediately re-leased. Tenant shall deliver the Premises free and clear of any liens, encumbrances or other claims or charges. All Alterations and/or Improvements in or on the Premises, and whether made with or without Landlord’s approval, other than Trade Fixtures installed by Tenant, shall be Landlord’s property and, upon termination or earlier expiration of this Lease, such Alterations and Improvements shall remain on the Premises without compensation to Tenant. If Landlord requests, Tenant shall, at its expense, immediately remove any Alterations or Improvements that have not been approved in writing by Landlord and return the Premises to the condition in which they were prior to such Alteration. Tenant shall immediately and fully repair any damage to the Premises, the Improvements or the Alterations occasioned

Initial---Landlord: _____ Tenant: _____

by removal of any property from the Premises. Any Trade Fixtures installed in the Premises by Tenant at its own expense or other Personal Property of Tenant may be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in Default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damage to the Premises resulting from such removal. If Tenant fails to remove any such Trade Fixtures from the Premises on the expiration or earlier termination of this Lease, all such Trade Fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall promptly remove the same at its expense and restore the Premises to their prior condition. If Tenant does not, upon expiration or termination of this Lease, deliver the Premises to the Landlord in good condition as set forth herein, then the Landlord, at Tenant’s expense, will bring the Premises to good condition as is necessary to re-lease the Premises.

30.         HOLDING OVER: If Tenant retains possession of the Leased Premises or any part thereof after the expiration of the term of this lease, Tenant shall pay to Landlord Base Rent in an amount equal to 150% of the monthly rate in effect immediately prior to the termination of the Term for the time Tenant remains in possession. Tenant shall also pay Tenant’s Pro Rata Share of Additional Rent as required. In addition thereto, Tenant shall be liable to Landlord for all damages, incidental, consequential, indirect, and direct sustained by reason of Tenant’s holding over. The provisions of this section do not exclude Landlord’s rights of re-entry or any other right provided under this lease or available at law or in equity. No such holding over shall be deemed to constitute a renewal or extension of the term hereof; however, all other provisions of this lease, including the payment of Additional Rent, shall remain in full force and effect.

31.         NOTICES AND PLACE OF PAYMENT: Any notices to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by common carrier or mailed by Registered or Certified mail, postage prepaid, to the party who is to receive such notice at the address specified in this Lease. Any notice shall be deemed to have been given as of the date it is mailed. The address of a party may be changed by giving written notice to the other party as set forth. Notwithstanding anything to the contrary contained herein, Landlord may deliver or post any such notice given to Tenant or any Guarantor at the Premises, and the same shall be deemed given on the date delivered or posted. All Rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord’s management agent at the address specified or at any other address which Landlord may specify from time to time by written notice to Tenant as set forth in this Section.

32.         SALE OR TRANSFER OF BUILDING/ATTORNMENT: The obligations contained in this Lease shall be binding upon Landlord, its successors and assigns only during their respective periods of ownership of the fee simple estate of the Building. In the event of any transfer of the fee simple estate, then the party conveying the fee simple estate shall be automatically relieved after the date of transfer of any and all obligations on the part of Landlord contained in this Lease.

33.         SUBORDINATION AND ESTOPPEL CERTIFICATES: This Lease and the right of Tenant shall, at all times, be subject and subordinate to any mortgage upon the Building Parcel being provided as security by Landlord, whether in being or hereafter created, without further evidence thereof. However, should any mortgagee require that this Lease be subordinated to the mortgage or evidence that this Lease is in effect and there are no set-offs, Tenant shall, within twenty (20) days, execute and deliver to Landlord a subordination agreement and/or Estoppel certificate upon receipt of a standard mortgagee’s nondisturbance and attornment agreement.

Initial---Landlord: _____ Tenant: _____

Within five (5) business days of receiving a written request from Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord, or to the holder of any mortgage lien on the Demised Premises, a statement in writing satisfactory to Landlord or the holder of the mortgage, certifying the facts stated therein which may include all or any part of the following information: (i) this Lease constitutes the entire agreement between Landlord and Tenant, is unmodified (or if there has been a modification, that the Lease, as modified, is in full force and effect) and is in full force and effect; (ii) the dates to which the Base Rent, Common Area Charge and other charges hereunder have been paid, and the amount of any security deposit held by Landlord; (iii) the date that the Demised Premises were ready for occupancy and all conditions precedent to the Lease taking effect were satisfied or waived by Tenant; (iv) the date on which Tenant accepted possession and Tenant’s store is or will be open for business; (v) Tenant is occupying the Demised Premises; and (vi) Tenant knows of no default under this Lease by the Landlord and there is no offset which Tenant has against Landlord; provided that such facts are true and ascertainable.

34.         BROKERS: Landlord and Tenant each represent and warrant that it has caused or incurred no claims for brokerage commissions or finder’s fees in connection with the execution of this Lease other than to Donald R. Kenney and Company Realtor Inc. and each party shall indemnify and hold the other harmless against and from all liabilities, costs, claims and expenses arising from any such claims caused or incurred by it including, without limitation, attorney’s fees.

35.         LEGALITY: Should any one or more of the clauses of this Lease be declared void or in violation of law, this Lease shall remain in effect, exclusive of such clause or clauses.

36.         BINDING OBLIGATIONS: This Lease and all rights and duties hereunder shall inure to the benefit of and shall be binding upon Landlord and Tenant and their respective personal representatives, administrators, executors, heirs, successors and assigns.

37.         NO RECORDATION: Neither party shall record this Lease. If requested by Tenant, Landlord will execute a recordable Memorandum of Lease, which Tenant may record at its own expense.

38.         NO WAIVER, LACHES OR ACCORD AND SATISFACTION: The waiver of any covenant or condition or the acquiesced breach thereof shall not be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the non-observance of the same or of any other covenant or condition hereof. No payment by Tenant or receipt by Landlord of a lesser amount than the rental herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction or waiver, and Landlord may accept such check or payment without waiver of the default or prejudice to Landlord’s right to recover the balance of such rent or pursue any remedy provided for in this Lease or available at law or in equity.

39.         TITLES AND ENTIRE AGREEMENT: All marginal titles are for reference and convenience only and do not form part of this Lease. This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

Initial---Landlord: _____ Tenant: _____

40.         SURVIVAL OF OBLIGATIONS: No termination of this Lease and no repossession of the Demised Premises or any part thereof shall relieve Tenant of its liabilities and obligations under this Lease, all of which shall survive such termination or repossession.

41.         OPTION TO EXTEND/FIRST RIGHT OF REFUSAL: Provided the lease has not been terminated and Tenant is not then in default under the Lease, Tenant shall have the first right of refusal for 6037 Frantz Rd, Suite 103, Dublin, OH 43017. The tenant shall have 3 business days to respond to the landlord’s notification and shall meet or surpass the terms of the proposed lease.

42.         WAIVER OF RIGHTS OF REDEMPTION, TRIAL BY JURY AND COUNTERCLAIM: To the extent permitted by law, Tenant waives any present or future rights of redemption if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s Default or otherwise. Tenant and Landlord both waive trial by jury of any and all issues arising in any actions or proceedings between the parties connected with any provision of this Lease. In the event Landlord commences any actions or proceedings for possession, non-payment of rent or any other sum due under this Lease, or for any reason, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings, on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Leased Premises, and/or any claim of injury or damage, and does hereby waive the same.

43.         CONFESSION OF JUDGMENT: In addition to any and all other remedies provided for in this Lease and/or any Guaranty of this Lease, and/or as otherwise provided or allowed by law, Landlord shall have the option, upon the occurrence of a default by Tenant under this Lease and/or of any Guarantor under any Guaranty thereof, to obtain a judgment for possession on the account of the default and/or to declare all or any portion of the Rent for the full Lease Term remaining unpaid to be due and payable at once, and each Tenant and Guarantor of this Lease, and each of us, jointly and severally, and individually and collectively, knowingly, intelligently, voluntarily waive any conflict of interest or claim of conflict of interest, and hereby expressly authorize and empower any Attorney at Law, specifically including, but not limited to, the Attorney for the Landlord, or such Attorney’s partner(s), associate(s), or affiliate(s), to appear for us, any, or either of us, in any action on this Lease or any Guaranty of this Lease at any time after the Landlord has declared a default in either this Lease or any Guaranty of this Lease, or otherwise, in any court of record in or of the State of Ohio, or elsewhere, where any Tenant or Guarantor resides, signed this Lease or any Guaranty of this Lease, or can be found, and waive the issuance and service of process and confess judgment against us, any, or either of us, in favor of the Landlord for process, possession and restitution of the Premises and/or the whole or any part the Rent for the full Lease Term then remaining unpaid, together with the costs of suit, and all costs of collection, including reasonable Attorneys’ fees incurred or to be incurred to enforce this Lease or any Guaranty of this Lease, whether payable to the Attorney for the Landlord or to an Attorney appearing on behalf of any Tenant and/or any Guarantor, and which additional charges each Tenant and Guarantors of this Lease, and each of us, jointly and severally, and individually and collectively, hereby expressly agree to pay as Additional Rent under the terms of this Lease and/or any Guaranty of this Lease, and thereupon to waive and release all errors and all rights of appeal and stays of execution, but no judgment or judgments against less than all of each Tenant and/or Guarantors, if there be more than one, shall be a bar to any subsequent judgment against those Tenants and/or Guarantors against whom judgment has not been taken, and after judgment is rendered hereunder against one or more of us, the powers herein conferred may later be exercised as to one or more of the others, it being intended that the initial exercise or use of this warrant of attorney shall not exhaust the same, but the same may be used and exercised without limitation in any case in which Tenant and/or any Guarantors of this Lease shall be in default and Landlord in

Initial---Landlord: _____ Tenant: _____

its discretion shall deem such exercise or use to be appropriate. It is expressly acknowledged that this is a commercial lease, and that it has been executed in Franklin County, Ohio.

Initial---Landlord: _____ Tenant: _____

IN WITNESS WHEREOF, Landlord and Tenant, have hereunto set their hands on the date(s) set forth in their respective acknowledgment clauses.

LANDLORD’S SIGNATURE

LANDLORD’S SIGNATURE:	LANDLORD:

Signed and Acknowledged in the presence of:	Triangle Commercial Properties, LLC

Witness	Signature

Print	Print

Witness	Title

Date:

TENANT’S SIGNATURE

TENANT’S SIGNATURE:	TENANT:

Signed and Acknowledged in the presence of:	Cardinal Energy Group, Inc.

CHIP CECIL	TIMOTHY W. CRAWFORD
Witness	Signature

Chip Cecil
Print	Print: Timothy W. Crawford

JOHN C. MAY
Witness	Title: CEO

John C. May
Print

Date:

Initial---Landlord: _____ Tenant: _____

“WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

LANDLORD’S ACKNOWLEDGEMENT

STATE OF OHIO
COUNTY OF DELAWARE, SS:

The foregoing instrument was acknowledged before me this _____ day of ______________________, 20____, by _______________________________________________________________________________ of Triangle Commercial Properties, LLC, an Ohio corporation, on behalf of the corporation.

[SEAL]

__________________________________
Notary Public

~~TENANTS’ ACKNOWLEDGEMENTS~~
~~(Use If Tenant Is An Individual)~~

~~STATE OF OHIO~~
~~COUNTY OF DELAWARE, SS:~~

~~The foregoing instrument was acknowledged before me this _____ day of ______________________, 20____, by _______________________________________________________________________________.~~
~~[ABOVE, PRINT NAME OF SIGNING TENANT]~~

~~[SEAL]~~

~~__________________________________~~
~~Notary Public~~

~~Initial---Landlord: _____ Tenant: _____~~

TENANTS’ ACKNOWLEDGEMENTS
(Use If Tenant Is A Legal Entity)

STATE OF OHIO
COUNTY OF FRANKLIN, SS:

The foregoing instrument was acknowledged before me this 20 day of October,

2012, by Timothy W. Crawford,
[ABOVE, PRINT NAME OF AUTHORIZED OFFICER/MEMBER/PARTNER/AGENT, AS THE CASE MAY BE, EXECUTING LEASE FOR TENANT]

TIMOTHY W. CRAWFORD, CEO of
[ABOVE, PRINT TITLE OF AUTHORIZED OFFICER/MEMBER/PARTNER/AGENT, AS THE CASE MAY BE, EXECUTING LEASE FOR TENANT]

CARDINAL ENERGY GROUP, a(n) NEVADA, on behalf of the
[ABOVE, PRINT NAME OF LEGAL ENTITY]                                                                                                [ABOVE, PRINT STATE AND TYPE OF LEGAL ENTITY]

CORPORATION
[ABOVE, PRINT TYPE OF LEGAL ENTITY]

[SEAL]

__________________________________
Notary Public

ALFRED G. BRUNSON
Notary Public, State of Ohio
My Comm. Expires 06-27-2016

Initial---Landlord: _____ Tenant: _____

EXHIBIT A

1.  Landlord’s Work:

Item # Description Cost
1. Clean up 2 openings wood studs, and drywall. Finish 1 side and paint 1 side.
2. Finish and paint unoccupied side of wall.
3. Demo 2 walls, 1 doorway and close up doorway. Repair walls as needed and paint to match.
4. Reroute electric for new Copier room from 104 side to 103 side. Move 1 switch and demo 1 switch. Move light to center, remove can light.
5. Reroute 1 HVAC. Run for new copier room from 104 side to 103 side. $526.00
6. Check HVAC
7. Check Electrical
8. Check Plumbing
9. Remove toilet, sink, towel bar, toilet paper holder and wall mounted light from first
RestRoom. Install 30” and 24” Base Cabinets, two fillers, install 30” and 24” wall
Cabinets with two fillers also. Add counter top and bar type Stainless Steel sink. Cap water line from toilet. Repair walls as needed and paint. Cabinets to be white with neutral counter top. Remove exhaust fan and add one 2x2 Trotter light.
10. All Ceiling Tile looks good
11. Install carpet and carpet cove base throughout suite (color: Sequia)

2.  Tenant’s Work:                                           N/A

3.  Signage:
(Description of signs Tenant may install as approved by Landlord.)

Initial---Landlord: _____ Tenant: _____

Exhibit “B”

RULES AND REGULATIONS: The following Rules and Regulations shall apply, where applicable, to the Building, the Common Areas, the Parking Areas and the Premises. All capitalized terms are defined in the Lease:

1.
Locks and Keys: Landlord agrees to furnish Tenant with two (2) sets of suite keys. Tenant will place no additional locks or bolts of any kind on doors or windows nor will any changes be made in existing locks or the mechanism thereof without Landlord’s permission. Tenant will, upon termination of its tenancy, restore all keys to Landlord. If a lock is to be changed, Tenant shall contact Landlord and Landlord shall make any change at Tenant’s expense.

2.
Tenant Identification: Tenant, at Tenant’s expense, shall provide their own identification information on the sign placard located over Tenant’s front entryway to the Premises. All Tenant identification information shall conform to Landlord’s established sign design criteria, which may change from time to time. No other directory or sign of any type or fashion shall be permitted unless approved, in advance and in writing, by Landlord.

3.
Tenant’s Contractors: Tenant will refer all contractor, contractor’s representatives and installation technicians, rendering any service to the Premises for Tenant, to Landlord for Landlord’s approval before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telegraph equipment, electrical devices, and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment of any physical portion of the Building. Should a tenant require telegraphic, telephone, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or places except, as Landlord shall direct.

4.	Deliveries: All deliveries of other than hand carried items must be made via the rear entrance of the Building.

5.	Lodging: Tenant shall not at any time occupy any part of the Building as sleeping or lodging quarters.

6.	Landlord’s Employees: Tenant shall not contract with Landlord’s employees to render services of any kind.

7.
Obstruction of Common Areas: None of the entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed, or any rubbish , litter, trash or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Tenant, Tenant’s agents, employees, or visitors. Corridor doors, when not in use, shall be kept closed. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Building. Nothing, including vehicles, shall be stored or placed outside the building or surrounding area at any time.

8.
Waste: Tenant shall not commit, nor allow being committed, in, or about the Premises or the Building, any act of waste, including any act, which might deface, damage or destroy any part of the Building.

Initial---Landlord: _____ Tenant: _____

9.
Noises and Offensive Odors: Tenant shall not permit any objectionable or offensive noise or odors to be emitted from the Premises; or do anything or permit anything to be done which would disturb or tend to disturb other tenants occupying leased space in the Building.

10.
Building Attachments: No awnings or other projections shall be attached to the outside walls of the Building and no curtains, blinds, shades, or screens will be used in connection with any window of the Premises without the prior written consent of Landlord.

11.
No Displays or Advertisements: Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the Tenant access door or doors to the Premises. In the event of the violation of the foregoing, Landlord may remove same without liability and at the expense of Tenant.

12.
Lost or Stolen Property: Landlord will not be responsible for lost or stolen personal property, money or jewelry from Tenant’s Premises regardless of whether such loss occurs when the area is locked against entry or not.

13.	No Unlawful Purpose: Tenant shall use the Premises and conduct its business in a safe, careful, reputable and lawful manner; and Tenant shall not use the Premises for any unlawful purpose or activity.

14.
Hazardous Equipment and Material: Tenant shall not place, install or operate on the leased premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place, use or permit to be used in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous material or substance which might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Premises without written consent of Landlord.

15.
Acts Affecting Landlord’s Insurance Policy: Tenant shall not use the leased premises, or allow the Premises to be used, for any purpose or in any manner which would in Landlord’s opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as Additional Rent for any increase in premiums charged during the Term of this Lease on the insurance carried by Landlord on the Premises and attributable to the use being made of the Premises by Tenant.

16.
Floor Overloading: Tenant shall not overload the floors of the Premises beyond their designed weight-bearing capacity, which Landlord has determined to be seventy-five (75) pounds per square foot live load, including an allowance for partition load. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

17.	Outside Storage: NO OUTSIDE STORAGE OF ANY KIND IS PERMITTED.

Initial---Landlord: _____ Tenant: _____

Exhibit “C”
GUARANTY OF LEASE

This Guaranty Of Lease (“Guaranty”) is being executed by the undersigned guarantor(s) (whether one or more than one, individually and collectively, jointly and severally, hereinafter “Guarantor”) simultaneously with a certain Commercial Lease Agreement (“Lease”) dated October 19, 2012 (“Lease”) between Triangle Commercial Properties, LLC (“Landlord”), as Landlord, and Cardinal Energy Group (whether one or more than one, “Tenant”), as Tenant. All definitions in the Lease shall apply to this Guaranty.

WITNESSETH:

A	Landlord and Tenant are entering into the Lease for certain Premises which are more particularly described in the Lease;

B.	As a condition of such Leasing, Landlord requires that all of Tenant’s obligations under the Lease be guaranteed;

C.
In consideration of, and as a material inducement for, Landlord entering into the Lease with Tenant, Guarantor is willing to, and hereby does, guarantee to Landlord, its successors and assigns, the full and timely performance of all the undertakings and covenants and obligations of Tenant under the Lease as if set forth herein, and the due and punctual payment, to whomever may be entitled thereto, of all rents and any and all other monies, however designated, payable by Tenant under, pursuant to, or arising directly or indirectly out of the Lease for, during, and in respect of the full Term of the Lease and any extensions or renewals thereof beyond the expiration date of the original Term of the Lease, whether by operation of law or otherwise;

D.	Guarantor hereby:

-	expressly waives notice of the acceptance of this Guaranty, and notice of any and all defaults under the Lease by Tenant; and

-
waives presentment, protest, demand for payment, any right of sot-off, notice of default or dishonor, and any and all other notices to which Guarantor might otherwise be entitled, as a guarantor, under law or in equity; and

-
agrees and consents that Landlord may, in its discretion, at any time or from time to time, without notice to the undersigned: (a) grant any indulgence or forbearance to Tenant with respect to the fulfillment and performance by Tenant of any or all of its undertakings, covenants and obligations under the Lease, including the prompt payment of rentals and other monies due; (b) waive, release, or postpone, in whole or in part, the fulfillment and performance by Tenant or any of the undertakings, covenants and obligations of Tenant under the Lease; (c) enter with Tenant into modifications of or amendments to the Lease of any kind or nature whatsoever (including without limitation extensions or renewals) or consent to assignments of Tenant’s interest under the Lease; and (d) adjust or settle any dispute with Tenant in connection with the Lease; and acknowledges that no indulgence, forbearance, waiver, consent, modification, adjustment, settlement or other event of any kind described in the sentence immediately preceding shall void

Initial---Landlord: _____ Tenant: _____

this Guaranty or affect its enforceability, whether or not notice of such event was given to Guarantor; and

-
waives any right of subrogation, indemnification, or other right to recover from the above named Tenant any amounts paid by the undersigned pursuant to this Guaranty, until the Landlord shall have collected all sums owed it by such Tenant, and agrees that Landlord shall not be required or compelled to first or to simultaneously seek payment from or file an action against Tenant or any other guarantor in order to seek payment hereunder or to file an action pursuant hereto; and

-
acknowledges that this Guaranty is absolute, continuing, unconditional, and unrestricted, and is a Guaranty of payment, or of collection or of both, as Landlord may in its sole discretion at any time determine; and that this Guaranty shall remain at all times effective, notwithstanding that any portion of the indebtedness from Tenant to Landlord may as between Landlord and Tenant be or become void or voidable, whether in a bankruptcy proceeding or otherwise; and agrees that no assignment of the leasehold interest, whether within or outside of bankruptcy, shall relieve or release the undersigned from its liability and obligations hereunder; and

-
agrees to reimburse Landlord for all expenses of any nature whatsoever, including, without limitation, attorney’s fees, incurred or paid by Landlord in exercising any right, power, or remedy conferred by this Guaranty or under the Lease, with any money judgment obtained hereunder against the Guarantor to bear interest at the rate provided in the Lease or at the highest rate permitted by law in the event the rate provided in the Lease exceeds than applicable legal limitations; and

-
agrees that in the event of (i) the dissolution or insolvency of Tenant, (ii) the inability of Tenant to pay its debts as they become due, (iii) an assignment by Tenant for the benefit of its creditors, (iv) the institution of any bankruptcy or other proceeding by or against Tenant alleging that Tenant is insolvent or unable to pay its debts as they become due, or (v) any vacation by Tenant from the Premises prior to the end of the agreed Term of the Lease or any dispossession or eviction of Tenant therefrom prior to the end of the Term of the Lease following a default by Tenant under the Lease, the undersigned shall nevertheless remain liable hereunder and this Guaranty shall remain in effect throughout the full Term of the Lease and any extensions and renewals thereof, whether by operation of law or otherwise, and the liability of Guarantor hereunder shall be subject to acceleration in accordance with any acceleration of Rent provision contained in the Lease; and

-
agrees that upon the filing by or against Tenant of any proceeding under any present or future provision of the United States Bankruptcy Code, or any other similar federal or state statute, Guarantor shall have no right to contribution, indemnification, or any recourse whatsoever against the Tenant for any liability incurred by Guarantor under the terms of this Guaranty, and that no payments made by Tenant to Landlord at whatever time shall over be deemed to have been made on behalf of or to have benefited the undersigned in any manner which would be regarded as a preference in any bankruptcy proceeding involving the Tenant or otherwise; and

-
agrees that no rejection or termination of the Lease by Tenant in bankruptcy, and no reduction in bankruptcy as between Landlord and Tenant of any amount owed or to be owed from Tenant to Landlord shall be effective to release the Guarantor, who shall remain liable for all amounts which but for such rejection or termination would have accrued under the Lease subsequent to such

Initial---Landlord: _____ Tenant: _____

termination or rejection, or which are or would be owed from Tenant to Landlord under the Lease in the absence of such reduction as through such termination, rejection, or reduction had not taken place; and

-
acknowledges the commercial nature of this transaction and, so acknowledging, hereby expressly waives the right to trial by jury or counterclaim in any lawsuit or proceeding related to this Guaranty or Lease or arising in any way from the indebtedness or transactions involving Landlord and the Tenant; and

-	acknowledges that this Guaranty does not provide rights of possession of the Premises to Guarantor; and

-
acknowledges that this Guaranty is a material consideration for Landlord entering into the Lease and that Landlord is relying upon this Guaranty to secure Tenant’s payment and performance under the Lease; and acknowledges receipt of a copy of the Lease.

E.           The Undersigned, and if more than one, each of us, jointly and severally, and individually and collectively, knowingly, intelligently, voluntarily waive(s) any conflict of interest or claim of conflict of interest, and hereby expressly authorize any Attorney at Law, specifically including, but not limited to, the Attorney for Landlord, or such Attorney’s partner(s), associate(s), or affiliate(s), to appear for us, any, or either of us, in any action on this Guaranty and/or the underlying Lease at any time after the Landlord has declared a default in either this Guaranty and/or the underlying Lease, or otherwise, in any court of record in or of the State of Ohio, or elsewhere, where any of the Undersigned reside, signed this Guaranty and/or the underlying Lease, or can be found, and waive the issuance and service of process and confess judgment against us, any, or either of us, in favor of the Landlord for process, possession and restitution of the Premises and/or the whole or any part the Rent for the full Lease Term then remaining unpaid, together with the costs of suit, and all costs of collection, including reasonable Attorney’s fees incurred or to be incurred to enforce this Guaranty and/or the underlying Lease, whether payable to the Attorney for the Landlord or to an Attorney appearing on behalf of the Undersigned and/or any Tenant, and which additional charges the Undersigned, and each of us, jointly and severally, and individually and collectively, hereby expressly agree to pay as Additional Rent under the terms of the Lease and this Guaranty of the Lease, and thereupon to waive and release all errors and all rights of appeal and stays of execution, but no judgment or judgments against less than all of the Undersigned and/or any Tenant shall be a bar to any subsequent judgment against those of the Undersigned and/or any Tenant against whom judgment has not been taken, and after judgment is rendered hereunder against one or more of us, the powers herein conferred may later be exercised as to one or more of the others, it being intended that the initial exercise or use of this warrant of attorney shall not exhaust the same, but the same may be used and exercised without limitation in any case in which any of the Undersigned or any Tenant of the underlying Lease shall be in default of this Guaranty or the underlying Lease, and Landlord in its discretion shall deem such exercise or use to be appropriate. It is expressly acknowledged that this Guaranty is for a commercial debt, and that this Guaranty has been executed in Franklin County, Ohio.

Initial---Landlord: _____ Tenant: _____

IN WITNESS WHEREOF, this Guaranty is executed this 19 day of October, 2012.

GUARANTOR(S):

Signed in the presence of:

JOHN C. MAY	TIMOTHY W. CRAWFORD
Witness	Signature

John C. May	Timothy W. Crawford
Witness	Print

Signed in the presence of:

CHRISTINE MILLER
Witness	Signature

Christine Miller
Witness	Print

“WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

Initial---Landlord: _____ Tenant: _____

AGENCY DISCLOSURE STATEMENT

The real estate agent who is providing you with this form is required to do so by Ohio law. You will not be bound to pay the agent or the agent’s brokerage by merely signing this form. Instead, the purpose of this form is to confirm that you have been advised of the role of the agent(s) in the transaction proposed below. (For purposes of this form, the term “seller” includes a landlord and the term “buyer” includes a tenant.)

Property Address: 6037 Frantz Rd., Suite 103, Dublin, OH 43017

Buyer(s): Cardinal Energy Group, Inc.

Seller(s): Triangle Commercial Properties, LLC

I. TRANSACTION INVOLVING TWO AGENTS IN TWO DIFFERENT BROKERAGES

The buyer will be represented by Chip Cecil, and Transohio Realty Co
          AGENT(S)                                BROKERAGE

The seller will be represented by David Cornich and DRK & Co. Realtors
         AGENT(S)                                BROKERAGE

II. TRANSACTION INVOLVING TWO AGENTS IN THE SAME BROKERAGE

If two agents in the real estate brokerage ________________________________________________________________________
represent both the buyer and the seller, check the following relationship that will apply:

[ ]    Agent(s) work(s) for the buyer and
Agent(s) work(s) for the seller. Unless personally
involved in the transaction, the broker and managers will be “dual agents”, which is further explained on the back of this form.
As dual agents they will maintain a neutral position in the transaction and they will protect all parties’ confidential infom1ation.

[ ]    Every agent in the brokerage represents every “client” of the brokerage. Therefore, agents ____________ _
and will be working for both the buyer and seller as “dual agents”. Dual agency is explained on the back of this form. As dual agents they will maintain a neutral position in the transaction and they will protect all parties’
confidential information. Unless indicated below, neither the agent(s) nor the brokerage acting as a dual agent in this transaction has a personal, family or business relationship with either the buyer or seller. If such a relationship does exist, explain:

III. TRANSACTION INVOLVING ONLY ONE REAL ESTATE AGENT

Agent(s) ____________________________________________ and real estate brokerage __________________________________ will

[ ]    be “dual agents” representing both parties in this transaction in a neutral capacity. Dual agency is further explained on the back of this form. As dual agents they will maintain a neutral position in the transaction and they will protect all parties’ confidential information. Unless indicated below, neither the agent(s) nor the brokerage acting as a dual agent in this transaction has a personal, family or business relationship with either the buyer or seller. If such a relationship does exist, explain: ____________
___________________________________________________________________________________________________.

[ ]    represent only the (check one) [ ] seller or [ ] buyer in this transaction as a client. The other party is not represented and agrees to represent his/her own best interest. Any information provided the agent may be disclosed to the agent’s client.

CONSENT

I (we) consent to the above relationships as we enter into this real estate transaction.  If there is a dual agency in this transaction, I (we) acknowledge reading the information regarding dual agency explained on the back of this form.

TIMOTHY W. CRAWFORD	10-19-2012
BUYER/TENANT	DATE	SELLER/LANDLORD	DATE

BUYER/TENANT	DATE	SELLER/LANDLORD	DATE

Page 1 of 2	Effective 01 /01 /05

DUAL AGENCY

Ohio law permits a real estate agent and brokerage to represent both the seller and buyer in a real estate transaction as long as this is disclosed to both parties and they both agree. This is known as dual agency. As a dual agent, a real estate agent and brokerage represent two clients whose interests are, or at times could be, different or adverse. I” or this reason, the dual agent(s) may not be able to advocate on behalf of the client to the same extent the agent may have if the agent represented only one client

As a dual agent, the agent(s) and brokerage shall:
•      Treat both clients honestly;
•      Disclose latent (not readily observable) material defects to the purchaser, if known by the agent(s) or brokerage;
•      Provide information regarding lenders, inspectors and other professionals, if requested;
•      Provide market information available from a property listing service or public records, if requested;
•      Prepare and present all offers and counteroffers at the direction of the parties;
•      Assist both parties in completing the steps necessary to fulfill the terms of any contract, if requested.

As a dual agent, the agent(s) and brokerage shall not:
•	Disclose information that is confidential, or that would have an adverse effect on one party’s position in the transaction, unless such disclosure is authorized by the client or required by law;
•	Advocate or negotiate on behalf of either the buyer or seller.
•	Suggest or recommend specific terms, including price, or disclose tl1e terms or price a buyer is willing to offer or that a seller is willing to accept;
•	Engage in conduct that is contrary to the instructions of eitl1er party and may not act in a biased manner on behalf of one party.

Compensation: Unless agreed otherwise, the brokerage will be compensated per the agency agreement

Management Level Licensees: Generally the broker and managers in a brokerage also represent the interests of any buyer or seller represented by an agent affiliated with that brokerage. Therefore, if both buyer and seller are represented by agents in the same brokerage, the broker and manager are dual agents. There are two exceptions to this. The first is where the broker or manager is personally representing one of the parties. The second is where the broker or manager is selling or buying his own real estate. These exceptions only apply if there is another broker or manager to supervise the other agent involved in the transaction.

Responsibilities of the Parties: The duties of the agent and brokerage in a real estate transaction do not relieve the buyer and seller from tile responsibility to protect their own interests. The buyer and seller are advised to carefully read all agreements to assure that they adequately express their understanding of the transaction. The agent and brokerage are qualified to advise on real estate matters. IF LEGAL OR TAX ADVICE IS DESIRED, YOU SHOULD CONSULT THE APPROPRIATE PROFESSIONAL

Consent: By signing on the reverse side, you acknowledge that you have read and understand this form and are giving your voluntary, informed consent to the agency relationship disclosed. If you do not agree to the agent(s) and/or brokerage acting as a dual agent, you are not required to consent to this agreement and you may either request a separate agent in the brokerage to be appointed to represent your interests or you may terminate your agency relationship and obtain representation from another brokerage.

Any questions regarding the role or responsibilities of the brokerage or its agents should be directed to an attorney or to:
Ohio Department of Commerce
Division of Real Estate & Professional Licensing
77 S. High Street, 20th Floor
Columbus, OH 43215-6133
(614) 466-4100

Page 2 of 2	Effective 01 /01 /05

TRIANGLE COMMERCIAL PROPERTIES LLC

TENANT / OWNER
CERTIFICATE REQUEST FORM

REQUEST DATE: _________________

NEED DATE: _____________________

PROOF OF COVERAGES NEEDED:

[X]	General Liability- Type of insurance, policy number, effective date, expiration date and limits ($1,000,000/ occurrence combined single limit)

[X]         Workers Compensation- Statutory Limits and BWC certificate

[X]	Employers Liability (Stop Gap Coverage)- Policy number, effective date, expiration date and limits ($500,000 limit)

[X]
Fire and extended coverage, vandalism and malicious mischief, and sprinkler system leakage, for the full cost of replacement of Tenant’s personal property located in the Premises, and any alterations paid for by Tenant.

[X]         MANDATORY VERBIAGE
Description- Certificate Holder is an additional per contract agreement. Please include policy endorsement to verify. If not using standard ISO forms, please provide the equivalent form.

Certificate Holder & Address:

Triangle Commercial Properties LLC- Management Company
470 Olde Worthington Road, Suite 101
Westerville, OH 43082

Also, list ________________________________________________________________________ as
additional insured

[X]	Cancellation- Must have a 30 day notice written notice of cancellation. Please remove the “endeavor to” verbiage.

TRIANGLE

TENANT CONTACT SHEET

Please complete this form and return to our office as soon as possible.
Send via fax (614) 540-2426 or mail to:
Triangle Commercial Properties, LLC.
470 Olde Worthington Road, Suite 101
Westerville, Ohio 43082

PROPERTY CONTACT INFORMATION:
Business Name:	Cardinal Energy Group, Inc.
Complex Name:
Address:	6037 Frantz Road, Dublin, OH 43017 103
Contact:	Timothy W. Crawford, CEO (614) 565-2204
Email Address:	tim.crawford@cardinalenergygroup.com

RENT/ACCOUNTING CONTACT INFORMATION:
Contact Name:	Dan Troendly
Title:	CFO
Address:	6037 Frantz Road, Dublin, OH 43017 103
Telephone:	(614) 565-2204 (614) 451-0708
Email Address:	dan.troendly@cardinalenergygroup.com

EMERGENCY AFTER-HOURS CONTACT
(During normal business hours the Property Contact will be called)
Contact 1:
Name:	Timothy W. Crawford	Title:	CEO
Telephone:	( )	Cell:	(614) 565-2204

Contact 2:
Name:	Christine Miller	Title:	Office Mgr
Telephone:	( )	Cell:	(614) 446-0009

Contact 3:
Name:	Todd E. Crawford	Title:	Brother / Director
Telephone:	( )	Cell:	(614) 361-2761

Under no circumstance will any of the provided information be released to anyone other than an employee of Triangle Commercial Properties. Only in an emergency situation will Triangle
Commercial Properties enter your suite without a 24-hour notice.

TENANT CONTACT SHEET
Page2

SECURITY SYSTEM INFORMATION:
Security Company: Golden Rule Security Telephone: (614) 457-6520 Code: ___________ Any helpful operating instructions:____________________________________________________________

ANY ADDITIONAL COMMENTS OR SPECIAL CONCERNS:

Under no circumstance will any of the provided information be released to anyone other than an employee of Triangle Commercial Properties. Only in an emergency situation will Triangle
Commercial Properties enter your suite without a 24-hour notice.

WATER SERVICE ORDER		Columbus & Central Ohio Systems, Inc. P.O. Box 2296 Westerville, OH 43086 614.540.2408
FILL IN BELOW TO OPEN YOUR ACCOUNT

COMMERICAL COMMUNITY:			______________________________

Name:	_________________________		New Address:	_________________________
_________________________
	_________________________			_________________________
_________________________

Phone No:			No. of occupants:	_________________________

	Home:	(_____) ____________	Move In Date:	_____________________

	Work:	(_____) ____________

FILL IN BELOW TO CLOSE YOUR ACCOUNT

COMMERICAL COMMUNITY:		______________________________

Name:			Forwarding Address:	_________________________
_________________________
	_________________________			_________________________
Address:	_________________________			_________________________
	_________________________			_________________________

Phone No:

	Home:	(_____) ____________	Move Out Date:

	Work:	(_____) ____________		_____________________

FOR OFFICE USE ONLY	RECVD:	EFFECTIVE:

ACCOUNT NO.		P. Due AMT.

COMMENTS:

Resident shall pay a percentage of the total water & sewer usage. A processing fee is automatically calculated into the Water and Sewage fee. This amount shall be divided equally between the complex and or building. A $10.00 per month penalty will be added to all charges that remain unpaid after the due date. Failure to receive bill does not relinquish responsibility for payment. Water /Sewer payments can be processed automatically with a VISA or MASTERCARD. Call Columbus & Central Ohio S stems, Inc. for details.

BUILDING SIGNAGE POLICY

In accordance with your lease all signage must be approved by landlord as stated in Section 16 as well as under Exhibit B, “Rules and Regulations.” Please note that if the following procedures are not strictly followed the sign will be removed at your cost.

Please take the following steps to ensure proper building standard signage for your unit:

1.
Gather no more than 3 proposed designs - with absolutely no changes to building or method to attach the sign to the building. Each design needs to show the following: requested dimensions, requested colors, desired font, image of the sign.

2.	Fax your request to (614) 474-1444

3.	With written approval from landlord place order for your sign

As all unit signage is at your sole cost, you are entitled to use whatever sign company you wish.  However, we strongly suggest the following sign company and contact to ensure proper installation and further compliance of the building standards:

Pick of the Letter Graphics
Scott McManis
(614) 523-3742
scottmcmanis@wowway.com

Please indicate your acceptance and understanding of the Building Signage Page and your obligations under those sections of the lease with your signature below:

TIMOTHY CRAWFORD, CEO
(Lessee Signature)

Timothy W. Crawford
(Print Name)

Cardinal Energy Group, Inc.
(Name of Company and Unit address)

#103

Signage Approval:

_____________________________________________
(Property Manager- Triangle Commercial Properties)

TRIANGLE

UTILITY CONFIRMATION FORM

	Client	Address	Date	Acct. No.
Gas	Cardinal Energy Group	6037 Frantz Rd Suite 103
Electric	Cardinal Energy Group	6037 Frantz Rd Suite 103

UTILITY COMPANY	PHONE NUMBER
Columbia Gas	(800) 344-4077
American Electric Power	(800) 277-2177

TIMOTHY W. CRAWFORD, CEO
Customer’s Signature

____________________________
Leasing Confirmation

470 Olde Worthington Road, Suite 101 Westerville, OH 43082
Telephone: 614.540.2404 Fax: 614.540.2426